HMN FINANCIAL, INC.

Investor Presentation

May 9, 2018

Symbol: HMNF

www.hmnf.com

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those projected in any of these forward-looking statements. Additional information concerning important factors that could cause results to differ materially from those in such forward-looking statements is contained in the Company's reports on file with the Securities and Exchange Commission, including the Annual Report to stockholders for the fiscal year ended December 31, 2017, and the Form 10-Q for the period ended March 31, 2018. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no duty to update any forward-looking statements after the date of this presentation.

Presenters

- Brad Krehbiel
  - President and Chief Executive Officer
    Chief Executive Officer of HMN and the Bank since 2012
    Director of HMN and President of the Bank since 2009
    40 years experience in the financial services industry
- Jon Eberle
  - Sr. Vice President/Chief Financial Officer/Treasurer
    Chief Financial Officer/Executive Vice President/Treasurer of the Bank
    Chief Financial Officer/Senior Vice President/Treasurer of HMN
    Executive Vice President of the Bank since 2012
    Chief Financial Officer and Treasurer of Bank and HMN since 2003
    Previously worked as a CPA for a national accounting firm

Mission Statement

Enhancing the financial well-being of our clients and community, one relationship at a time.

Core Values

We believe the value of our Company, our reputation, and our long term success is the outcome of –

- doing what is right for our clients
- our civic involvement and community investment
- and providing our employees with an environment that promotes personal and professional growth.

History

1934 - Home Federal was founded as a mutual savings bank in Spring Valley, MN
1937 - Austin, MN branch
1940 - Rochester, MN branch (Crossroads)
1973 - Winona, MN branch
1975 - La Crescent, MN branch
1978 - Rochester, MN branch (6th Street)
1990 - Acquired Albert Lea, MN branch
1994 - Converted Bank from a mutual to a stock institution and HMN was formed
1997 - Acquired Marshalltown, IA branch
2001 - Moved corporate headquarters to Rochester, MN
2006 - Sartell, MN loan production office
- Rochester, MN branch (Downtown)

2007 - Eagan, MN branch
2008 - Rochester, MN branch (19th Street)
- $26 million of preferred stock and related warrants issued to U.S. Treasury in connection with Capital Purchase Program

2011 - Supervisory Agreement entered into with primary regulator
- Primary regulator changed to OCC

2014 - Supervisory Agreement terminated
2015 - Redeemed all outstanding preferred stock partially funded with $10 million note payable
- Owatonna, MN loan production office
- Acquired Kasson, MN branches
- Delafield, WI loan production office

2016 - Acquired Albert Lea, MN branch
2017 - Paid off $10 million note payable
2018 - Owatonna, MN branch

Rochester, Minnesota



- Population - 113,000
- 85 miles south of the Minneapolis/St. Paul Metro Area
- Consistently ranked as one of the 100 Best Places in the U.S. to Live - Livability.com
- Strong diverse economy built around life sciences, technology, tourism, food & dairy, and manufacturing
- Unemployment rate in 2017 of 2.6%, MN - 3.8%, U.S. - 4.7%
- Home of Mayo Clinic, a world renowned provider of health research, patient care, and education
    - Best Hospital 2017-18 - U.S. News and World Report
    - Over 1.3 million patients treated in 2017
    - Employs over 34,000 in Rochester, including 2,300 physicians and 1,900 residents and fellows
    - Largest employer in state of Minnesota
- Destination Medical Center Development Initiative
    -$5.6 billion in public/private investment over 20 years

Owatonna, Minnesota



HOME FEDERAL
HOME FEDERAL



Enhancing the financial well-being of our clients and community one relationship at a time.

- Population - 26,000
- 40 miles west of Rochester, MN
- Manufacturing and Insurance Mega-Center
- Boasts more than 500 retail, wholesale and professional firms
- Large industrial base of over 40 industrial firms
- Strong healthcare presence with Allina Hospital and Mayo Clinic
- Labor force in excess of 17,000 people
- Ideally situated on three primary highway systems, Interstate 35 and U.S. Highways 14 and 218

Delafield, Wisconsin


3960

- Population - 7,000
  - part of greater Milwaukee area with population of 1.57 million
- 25 miles west of Milwaukee, 53 miles east of Madison
- 97% high school graduate
- 52% bachelor's degree, or higher
- Located in Waukesha County, Wisconsin's 3rd largest county
  - over 12,000 employers
  - 218,000 workers
  - largest employment sectors – manufacturing 26%, services 25%, retail trade 16%

Leadership Team



Brad Krehbiel
President /CEO
HMN and Bank



Jon Eberle
Senior VP/CFO of HMN
Executive VP/CFO of Bank



Larry McGraw
Executive VP/COO
of Bank

Board of Directors



Dr. Hugh Smith –
Retired Professor of Medicine, Mayo Clinic College of Medicine and Consultant in Cardiovascular Division, Mayo Clinic



Bradley Krehbiel –
President/CEO, HMN and Home Federal Savings Bank



Allen Berning –
CEO, Ambient Clinical Analytics



Michael Bue –
Retired President/CEO Security State Bank of Lewiston



Bernard Nigon –
Retired Audit Partner, RSM US LLP



Dr. Wendy Shannon –
Assistant Professor, Winona State University



Mark Utz –
Attorney, Wendland Utz, Ltd.



Hans Zietlow –
Director of Real Estate for Kwik Trip, Inc.

Market Area


Minnesota
Wisconsin
Twin Cities
Rochester
Iowa

Home Federal Savings Bank
14 Branches and 2 Loan Production Offices


MINNESOTA
Sartell
St Cloud
Minneapolis
Eagan
Mankato
Owatonna
Kasson
Rochester
Winona
Austin
La Crosse
La Crescent
Spring Valley
Albert Lea
Eau Claire
WISCONSIN
Green Bay
Delafield
Milwaukee
MADISON
Racine
Waterloo
Dubuque
Rockford
Marshalltown
IOWA

- Branch
- Loan Production Office

Rochester – 4 locations, Kasson – 2 locations

HMN FINANCIAL, INC.

Selected Financial Information

Net Income Available to Common Shareholders
(in millions)

Income in prior years impacted by various non-reoccurring factors


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total $2.8
Total $6.4
Total $4.4
Total $1.4
2015
2016
2017
YTD 3/31/2018

Yield Enhancements on Non-Accruing and Purchased Loans
(in millions)

Yield enhancements decreased significantly after 2016 due to shrinking universe of available enhancements



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.4
$2.2
$0.1
$0.1
2015
2016
2017
YTD 3/31/2018

HMN FINANCIAL, INC.

Deferred Tax Asset (DTA) Adjustment

(in millions)



Tax law changes in 2017 resulted in write down of DTA
$0.0
$0.0
$0.0
($1.1)
$0.0
($0.2)
($0.4)
($0.6)
($0.8)
($1.0)
($1.2)
2015
2016
2017
3/31/2018

Provision for Loan Losses

(in millions)

Credit quality continues to improve resulting in credit loan loss provisions


$0.0
($0.1)
($0.2)
($0.3)
($0.4)
($0.5)
($0.6)
($0.7)
($0.2)
($0.6)
($0.5)
($0.1)
2015
2016
2017
YTD 3/31/2018

Allowance for Loan and Lease Losses (ALLL)
($ in millions)

ALLL % has trended lower as credit quality continues to improve

		2015	2016	2017	3/31/2018
Total loans receivable	$	472,819	560,794	594,798	600,792
ALLL (end of period)	$	9,709	9,903	9,311	9,129
Loans receivable, net	$	463,185	551,171	585,931	591,840
ALLL as a % of total loans – HMN		2.05%	1.77%	1.57%	1.52%
ALLL as a % of total loans - MN peer average **		1.42%	1.33%	1.30%	N/A
HMN over average		0.63%	0.44%	0.27%	N/A
General allowance	$	8,700	8,915	8,238	8,181
Specific allowance		1,009	988	1,073	948
Total ALLL (end of period)	$	9,709	9,903	9,311	9,129

N/A – information not available

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

HMN FINANCIAL, INC.

Gain (Loss) on REO Sales

(in millions)

Fewer sales after 2016 due to diminished REO properties held



$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
($0.1)
($0.2)
($0.3)
($0.2)
$0.6
$0.1
$0.0
2015
2016
2017
3/31/2018

HMN FINANCIAL, INC.

Net Income Available to Common Stockholders

($ in millions)(after taxes)

*Core net income** continues to trend higher*



Total
$6.4
Total
$4.4
Total
$2.8
Total
$1.4
$1.3
$0.8
$0.4
$0.2
Core net income**continues to trend higher
$5.1
$4.3
$2.7
$0.1
$1.3
$0.0
($0.1)
($1.1)
2015
2016
2017
YTD 3/31/2018
Preferred Stock Dividends and Discounts
Deferred Tax Asset Adjustment for Change in Tax Rate
Yield Adjustments Non-Accruing Loans
Real Estate Owned Gain (Loss) and Credit Loan Loss Provision
Core Net Income**

** See the appendix for a reconciliation of this Non-GAAP measure.

HMN FINANCIAL, INC.

Net Interest Income After Preferred Stock Dividends (in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
$17.7
$0.4
$19.5
-$0.1
$19.8
$2.2
$23.6
$25.8
$0.1
$25.8
$6.7
$0.1
$6.6
Adjusted Net Interest Income Trend
2015
2016
2017
YTD 3/31/2018
Adjusted Net Interest Income
Yield Enhancements on Non-Accrual Loans
Preferred Stock Dividends Paid

HMN FINANCIAL, INC.

Average Asset Composition/Yield ($ in millions)



Minnesota Peer Group Average Yield. 4.28%**
$800
$700
$600
$500
$400
$300
$200
$100
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
$592
$658
$698
$712
3.83%
4.36%
4.13%
4.23%
$163
28%
$196
$57
$87
$57
$32
$397
67%
$110
17%
$256
$72
$118
$71
$31
$517
78%
5%
$95
14%
$292
$81
$129
$73
$28
$575
82%
4%
$99
14%
$324
$77
$115
$72
$25
$588
82%
4%
Loan Portfolio % Trend
2015
2016
2017
3/31/2018
Other
Consumer
Residential Real Estate
Commercial Business
Commercial Real Estate & Multi Family
Cash & Investments
Yield

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Commercial Real Estate Loan Portfolio Diversification at December 31, 2017



Retail/Office 19%
Land Developments 6%
Warehouse 8%
Construction 14%
Manufacturing 7%
Churches/Community Service 4%
Multi-family 8%
Other 17%
Lodging 17%

Average Funding Composition/Cost of Funds
($ in millions)



Minnesota Peer Group Average Cost of Funds 0.47%**
$700
$600
$500
$400
$300
$200
$100
$0
0.32%
0.31%
0.31%
0.30%
0.30%
0.29%
0.29%
0.28%
0.28%
0.27%
0.27%
COST OF FUNDS
$515
$9
$97
$0
$171
$238
$106 20.6%
$409 79.4%
0.29%
$577
$9
$101
$2
$185
$280
$110 19.1%
$2 0.3%
$465 80.6%
0.28%
$613
$6
$106
$25
$189
$286
$112 18.3%
$25 4.1%
$475 77.6%
0.29%
$626
$1
$112
$39
$192
$282
$113 18.1%
$39 6.2%
$474 75.7%
0.31%
2015
2016
2017
3/31/2018
Retail Transaction and Savings Accounts
Commercial Transaction Accounts
Premium Money Market Deposit Accounts
Certificates
Wholesale Fundings (Broker/Advances/Loans)
Cost of Funds

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Non-Performing Assets (NPAs) (in millions)

NPAs continue to remain at low levels



Minnesota Peer Group Average Non-Performing Assets 0.80%**
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Total $6.2
0.97%
$2.0
$2.5
$1.7
Total $3.9
0.57%
$0.6
$1.6
$1.7
Total $3.8
0.52%
$0.6
$1.5
$1.7
Total $4.0
0.55%
$0.7
$1.5
$1.8
2015
2016
2017
3/31/2018
Commercial
Other Loans
Real Estate Owned
NPAs as a Percentage of Assets

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Interest Rate Risk Position as of March 31, 2018

Dollars in thousands

Rate Shock in Basis Points	Projected Change in Net Interest Income	Percentage Change
+200	$3,219	11.52%
+100	$1,604	5.74%
0	$0	0.00%
-100	$(1,730)	(6.19)%

Company is asset sensitive and well positioned for rising rates.

HMN Financial, Inc. – Stock Performance

The following graph and table compare the total cumulative stockholders' return on the Company's common stock to the Nasdaq U.S. Stock Index ("Nasdaq Composite Index"), which includes all Nasdaq traded stocks of U.S. companies, and the SNL Bank Nasdaq Index. The graph and table assume that $100 was invested on December 31, 2012 and that all dividends were reinvested.



Total Return Performance
$600
$500
$400
$300
$200
$100
$0
HMN Financial, Inc.
Nasdaq Composite Index
SNL Bank Nasdaq Index
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17

	Period Ending					
Index	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
HMN Financial, Inc.	$100.00	304.50	357.21	332.73	504.13	550.23
Nasdaq Composite Index	$100.00	140.12	160.78	171.97	187.22	242.71
SNL Bank Nasdaq Index	$100.00	143.73	148.86	160.70	222.81	234.58

APPENDIX

Non-GAAP Reconciliations

Core Net Income - Non-GAAP Reconciliation

Core net income is a non-GAAP measure representing net income after excluding the impact on net income of the effects of yield enhancements on non-accruing loans, gains and losses on real estate owned, credit loan loss provisions, and changes in deferred taxes as a result of income tax rate changes. We believe that core net income allows investors and analysts to better understand the Company's operations by removing the volatility that is associated with certain non-recurring and other discrete items that occur infrequently. The information below reconciles the net income available to common stockholders to core net income.

(dollars in thousands)		Dec 31, 2015	Dec 31, 2016	Dec 31, 2017	Mar 31, 2018
Net income available to common shareholders	$	2,848	6,350	4,404	1,445
Preferred stock dividends and discount		108	0	0	0
Net income		2,956	6,350	4,404	1,445
Yield enhancements on purchased and non-accruing loans (net of tax)		(229)	(1,310)	(44)	(38)
Credit loan loss provisions (net of tax)		(98)	(387)	(314)	(89)
(Gains) losses on real estate owned (net of tax)		131	(358)	(43)	0
Deferred tax asset adjustment relating to tax rate change		0	0	1,062	0
Core net income	$	2,760	4,295	5,065	1,318

HMN FINANCIAL, INC.

HMN

FINANCIAL, INC.